WILSHIRE MUTUAL FUNDS SUMMARY PROSPECTUS April 30, 2023
Wilshire International Equity Fund Investment Class Shares (WLCTX) Institutional Class Shares (WLTTX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2023, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund (including the SAI) online at http://www.wilshire.com/resources-and-forms/wilshire-international-equity-fund-summary-prospectus. You can also obtain this information at no cost by sending an email to Wilfunds@Wilshire.com, calling (866) 591-1568, or asking any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective
The Wilshire International Equity Fund (the “International Fund” or the “Portfolio”) seeks capital appreciation.
Fees and Expenses of the International Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

	Investment Class	Institutional Class
Maximum Sales Charge (load) imposed on purchases	None	None
Maximum Deferred Sales Charge (load)	None	None
Redemption Fee (as a percentage of amount redeemed) on Shares held for 60 days or less	1.00%	1.00%
Maximum Account Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.50%	0.40%
Total Annual Fund Operating Expenses	1.75%	1.40%
Less Fee Waiver/Expense Reimbursement(1)	(0.25)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.50%	1.25%

(1)Wilshire Advisors LLC (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the International Fund to waive a portion of its management fee or reimburse other expenses (including class-specific shareholder servicing fees) to limit expenses of the International Fund (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2024 or upon the termination of the Advisory Agreement. To the extent that the International Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.

Example: This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$153	$527	$926	$2,042
Institutional Class	$127	$428	$752	$1,667
Portfolio Turnover
The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance. For the fiscal year ended December 31, 2022, the International Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
The International Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Fund primarily invests in equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges.
The International Fund primarily invests in companies organized outside of the United States or companies that are organized in the United States, but primarily operate outside of the United States or derive a significant portion of its revenues outside of the United States. The International Fund intends to diversify its investments in operating companies among at least three different countries. The International Fund also invests in emerging market securities (securities of issuers based in countries with developing economies).
The International Fund engages in leverage by investing in MSCI EAFE Index (USD) derivatives or MSCI Emerging Market Index (USD) derivatives, the notional value of which equals approximately 20% of the Portfolio’s net assets. The Portfolio’s derivatives exposure is backed by a portfolio of fixed income securities representing approximately 20% of the Portfolio’s net assets. An MSCI EAFE Index (USD) derivative or MSCI Emerging Market Index (USD) derivative is a derivative contract, typically a swap agreement, that uses the MSCI EAFE Index (USD) or MSCI Emerging Market Index (USD) as its reference asset. The portion of the International Fund invested in derivatives seeks to track the daily performance of the MSCI EAFE Index (USD) or MSCI Emerging Market Index (USD) (the “Swaps Strategy”) and invests in such derivatives in addition to or in place of companies within the MSCI EAFE Index (USD) derivative or MSCI Emerging Market Index (USD). In addition to swaps, the International Fund may invest in other types of derivatives including options, futures, options on futures, and other similar instruments. For purposes of the International Fund’s 80% test, MSCI EAFE Index (USD) derivatives and MSCI Emerging Market Index (USD) derivatives will be counted as equity securities and will be valued at notional value rather than market value.
Fixed income securities held by the Portfolio may include bonds, debt securities, asset-backed and mortgage-backed securities and other similar instruments. The fixed income securities are typically expected to have a duration between 0 and 2 years. The International Fund may also invest in fixed-income securities of foreign governments and companies and in currency forward agreements and spot transactions to facilitate settlement of multi-currency investments. The International Fund may invest in below investment grade debt securities, commonly known as “high-yield” securities or “junk bonds.”
The International Fund may invest in companies of any market capitalization, including small-cap companies. The International Fund may invest equity securities of other investment companies, including exchange-traded funds.
The International Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Wilshire typically allocates the Portfolio’s assets among the Portfolio’s subadvisers in accordance with its outlook for the economy and the financial markets. Each of WCM Investment Management LLC (“WCM”), Los Angeles Capital Management LLC (“Los Angeles Capital”), Pzena Investment Management, LLC (“Pzena”), Lazard Asset Management LLC (“Lazard”), and Voya Investment Management Co LLC (“Voya”) manage a portion of the International Fund’s portfolio and Wilshire manages the Portfolio’s Swaps Strategy.

WCM’s international equity strategy employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a strong probability for superior future growth.
Los Angeles Capital employs a quantitative investment process for security selection and risk management. Los Angeles Capital utilizes its proprietary Dynamic Alpha Stock Selection Model® to build equity portfolios that adapt to market conditions. The model considers a range of valuation, earnings and management characteristics to identify current drivers of return.
Pzena has a “classic” value investment philosophy; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery, and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when it believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.
In managing its portion of the International Fund, Lazard selects securities ranked according to four independent proprietary measures: growth, value, sentiment and quality. Growth potential is measured by looking at the consistency of earnings and sales over the past few years and then by leveraging this data, along with margins, research and development, capital expenditures, cash flow growth and other reported financial metrics to project future growth potential.
In managing its portion of the Portfolio, Voya focuses on managing a broad array of fixed income investment opportunities, including but not limited to U.S. government securities, securities of foreign governments, and supranational organizations; bank loans; notes that can invest in securities with any credit rating; mortgage-backed, asset-backed debt securities and other structured credit securities, commercial paper and debt securities of foreign issuers, including emerging market countries. In addition, Voya may also invest in its affiliated registered investment companies.
Principal Risks
You may lose money investing in the International Fund. In addition, investing in the International Fund involves the following principal risks:
Market Risk. The Portfolio may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; the spread of infectious illness or other public health issues in one or more countries or regions; geopolitical conflicts, including the war between Russia and Ukraine; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Foreign Securities Risk. Foreign securities (including American depository receipts (ADRs) and global depository receipts (GDRs)) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there may be less publicly available information about foreign companies and less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk. The Portfolio may invest in securities in emerging markets. Foreign investment risk may be particularly high to the extent a fund invests, in securities of issuers based in countries with developing economies (i.e., emerging markets). Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developing countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. These securities may also present credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.
Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Asset-Backed and Mortgage Backed Securities Risk. Investors in asset-backed securities (ABS), including mortgage-backed securities (MBS) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.
Derivatives Risk. The use of derivatives, including forwards, swaps, futures, options and currency transactions, may expose the Portfolio to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Portfolio’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, segregation, valuation and legal restrictions. If the Adviser or a subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Portfolio to be subject to additional regulations, which may generate additional Portfolio expenses. These practices also entail transactional expenses and may cause the Portfolio to realize higher amounts of short-term capital gains than if the Portfolio had not engaged in such transactions.
Leverage Risk. The use of derivatives, repurchase agreements, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings (typically lines of credit) may create leveraging risk. For example, because of the low margin deposit required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in an underlying reference instrument may result in an immediate and substantial impact on a fund’s NAV. Leveraging may cause the Portfolio’s performance to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Portfolio must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk, including, but not limited to, futures, certain options, swaps and reverse repurchase agreements. Applicable law limits a fund from borrowing in an amount greater than 33 ⅓% of its assets.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. The Federal Reserve has recently begun to raise the federal funds rate which may impact the value of fixed income securities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
High-Yield Bond Risk. Lower-quality bonds, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Portfolio’s share price.
Other Investment Companies Risk. Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and exchange-traded funds (ETFs), subjects the Portfolio to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Portfolio will incur its pro rata share of the underlying vehicles’ expenses.
Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the Portfolio’s subadvisers will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance.
Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have to buy and sell transactions in the same security on the same day.
Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the International Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the International Fund’s average annual total returns compare to those of a broad measure of market performance. The International Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.
The International Fund’s investment strategy was changed on April 2, 2013 and on July 21, 2020. Consequently, prior period performance may have been different if the current investment strategy had been in effect during those periods.

Calendar Year Returns
During the periods shown in the bar chart, the highest return for a quarter was 21.32% (quarter ended June 30, 2020) and the lowest return for a quarter was -24.10% (quarter ended March 31, 2020).
The returns for the International Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2022)

	1 year		5 years		10 years
Investment Class
Return Before Taxes	(18.88%)		2.79%		4.87%
Return After Taxes on Distributions	(18.84%)		1.43%		4.07%
Return After Taxes on Distributions and Sale of Shares	(10.84%)	(1)	2.38%	(1)	3.98%
Institutional Class
Return Before Taxes	(18.63%)		3.07%		5.13%
MSCI All Country World Index ex-US Investable Market Index (reflects no deduction for fees, expenses and taxes)	(16.58%)		0.85%		3.98%

(1) In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their International Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.
Management
Adviser
Wilshire Advisors LLC
Nathan Palmer, CFA, Managing Director and Portfolio Manager of Wilshire, serves as a Portfolio Manager for the International Fund. He has served as Portfolio Manager since July 2020.
Anthony Wicklund, CFA, CAIA, Managing Director and Portfolio Manager of Wilshire, serves as a portfolio manager for the International Fund. He has served as Portfolio Manager since July 2020.
Josh Emanuel, CFA, Managing Director and Chief Investment Officer of Wilshire Advisors LLC, serves as portfolio manager for the International Fund. He has served as Portfolio Manager since July 2020.
Suehyun Kim, Vice President and Portfolio Manager of Wilshire, serves as a portfolio manager for the International Fund. She has served as Portfolio Manager since July 2020.
Subadvisers and Portfolio Managers
WCM
Sanjay Ayer, CFA, Portfolio Manager and Business Analyst of WCM since 2007 and Portfolio Manager of WCM’s portion of the International Fund since June 2020.
Paul R. Black, CEO of WCM since December 2004 and Portfolio Manager of WCM’s portion of the International Fund since October 2013.
Michael B. Trigg, President of WCM since 2022 and Portfolio Manager of WCM since 2006 and Portfolio Manager of WCM’s portion of the International Fund since October 2013.
Jon Tringale, Portfolio Manager of WCM since 2022 and Portfolio Manager of WCM’s portion of the International Fund since April 2023.
Los Angeles Capital
Thomas D. Stevens, CFA, Chairman and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Stevens has served as Portfolio Manager since May 2014.

Hal W. Reynolds, CFA, Co-Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Reynolds has served as Portfolio Manager since May 2014.
Daniel E. Allen, CFA, President, CEO, and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Allen has served as Portfolio Manager since May 2014.
Daniel Arche, CFA, Managing Director and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Arche has served as Portfolio Manager since April 2021.
Pzena
Caroline Cai, Managing Principal, Chief Executive Officer, and Portfolio Manager for the Global, International, European and Emerging Markets strategies, and the Financial Opportunities service of Pzena and Portfolio Manager of the International Fund. Ms. Cai has served as Portfolio Manager of the International Fund since June 2018.
Allison Fisch, Managing Principal, President, and Portfolio Manager for the International and Emerging Markets strategies of Pzena and Portfolio Manager of the International Fund. Ms. Fisch has served as Portfolio Manager of the International Fund since June 2018.
John Goetz, Managing Principal and Co-Chief Investment Officer of Pzena, Portfolio Manager for the Global, International, European, Emerging Markets and Japan Focused Value strategies of Pzena and Portfolio Manager of the International Fund. Mr. Goetz has served as Portfolio Manager of the International Fund since June 2018.
Rakesh Bordia, Principal and Portfolio Manager for the International and Emerging Markets strategies and Portfolio Manager of the International Fund. Mr. Bordia has served as Portfolio Manager of the International Fund since April 2023.
Lazard
Paul Moghtader is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Moghtader has been with Lazard since 2007 and has served as Portfolio Manager of the International Fund since June 2019.
Taras Ivanenko is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Ivanenko has been with Lazard since 2007 and has served as Portfolio Manager of the International Fund since June 2019.
Alex Lai is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Lai has been with Lazard since 2008 and has served as Portfolio Manager of the International Fund since June 2019.
Craig Scholl is a Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Scholl has been with Lazard since 2007 and has served as Portfolio Manager of the International Fund since 2020.
Ciprian Marin is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Marin has been with Lazard since 2008 and has served as Portfolio Manager of the International Fund since 2020.
Peter Kashanek is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Kashanek has been with Lazard since 2007 and has served as Portfolio Manager of the International Fund since 2020.
Susanne Willumsen is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Ms. Willumsen has been with Lazard since 2008 and has served as Portfolio Manager of the International Fund since June 2019.
Voya
Matthew Toms, CFA, Chief Investment Officer of fixed income of Voya and Portfolio Manager of the International Fund. Mr. Toms has served as Portfolio Manager since July 2020.
Sean Banai, CFA, Head of portfolio management for the fixed income platform of Voya and Portfolio Manager of the International Fund. Mr. Banai has served as Portfolio Manager since July 2020.
Brian Timberlake, Ph.D., CFA, Head of Fixed Income Research of Voya and Portfolio Manager of the International Fund. Mr. Timberlake has served as Portfolio Manager since July 2020.

Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the International Fund are as follows:
Investment Class Shares. The minimum initial investment in the International Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the International Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the International Fund. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the International Fund (known as redeeming shares) on any business day by telephone or mail.
Tax Information
The International Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the International Fund through a broker-dealer or other financial intermediary (such as a bank), the International Fund and its related companies may pay the intermediary for the sale of International Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.